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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                     August 21, 1995    (August 21, 1995)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




       TENNESSEE                       0-10160                    62-0859007
- ------------------------            -------------            -------------------
(State of incorporation)             (Commission              (I.R.S. Employer
                                     File Number)            Identification No.)




                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (901) 383-6000
                                                   ----------------



                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER INFORMATION

     Union Planters Corporation (the Corporation) has entered into a definitive agreement to acquire Capital Bancorporation, Inc. (Capital). This acquisition is considered probable and meets the test for a significant subsidiary. Item 7 below presents the unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 1995 and 1994 and the consolidated financial statements for the years ended December 31, 1994 and 1993. Reference is also made to the Corporation's Current Report on Form 8-K dated June 20, 1995, which contains the Agreement and Plan of Reorganization dated June 20, 1995 (as amended and restated June 22, 1995).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

          23   Consents of Experts and Counsel

          (a)  Consent of KPMG Peat Marwick LLP

          99   Additional Exhibits

          (a) Capital Bancorporation, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements as of and for the Three and Six Months Ended June 30, 1995 and 1994

                                                                                        Page
                                                                                      --------
               1.    Consolidated Balance Sheets, June 30, 1995                         1
                     and December 31, 1994

               2.    Consolidated Statements of Income, Three Months                    2
                     and Six Months Ended June 30, 1995 and 1994

               3.    Consolidated Statements of Cash Flows,                             3
                     Six Months Ended June 30, 1995 and 1994

               4.    Notes to Consolidated Financial Statements                         4

          (b)  Capital Bancorporation, Inc. and Subsidiaries Consolidated
               Financial Statements for the Years Ended December 31, 1994
               and 1993

               1.    Independent Auditors' Report                                       1

               2.    Consolidated Balance Sheets, December 31, 1994 and                 2
                     December 31, 1993

               3.    Consolidated Statements of Income, Years Ended                     3
                     December 31, 1994, 1993, and 1992

               4.    Consolidated Statements of Changes in Stockholders'                4
                     Equity, Years Ended December 31, 1994, 1993, and 1992

               5.    Consolidated Statements of Cash Flows,                             5
                     Years Ended December 31, 1994, 1993, and 1992

               6.    Notes to Consolidated Financial Statements,                        6
                     December 31, 1994, 1993, and 1992


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            Union Planters Corporation
                                       ------------------------------------
                                                   Registrant



Date:     August 21, 1995                   /s/   M. Kirk Walters
       ----------------------          ------------------------------------
                                                 M. Kirk Walters
                                         Senior Vice President, Treasurer,
                                           and Chief Accounting Officer





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